UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2013

GENVEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 632 0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01     Other Events.

On October 7, 2013, GenVec, Inc. (the “Company”) received a letter from The NASDAQ Stock Market stating that the Company has regained compliance with the minimum bid price requirement set forth in Listing Rule 5550(a)(2) due to the fact that the closing bid price of the Company’s common stock met or exceeded $1.00 per share for at least 10 consecutive business days. The letter further stated that the matter relating to the Company’s non-compliance with the minimum bid price requirement, which the Company previously reported under Item 3.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2013, is now closed with NASDAQ.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: October 7, 2013	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Executive Officer

3